FASTCLICK                                         Internet  Advertising  Network


                  ONLINE ADVERTISING SERVICES CONTRACT #906-01

Effective Date: 2/1/2001               Effective until terminated or superceded.

1)  PARTIES

Pursuant to this Agreement, Fastclick.com, Inc. ("Fastclick") of 5385 Hollister Avenue, Santa Barbara, CA 93111, and Customer ("Customer") shall agree to the following terms and conditions for the provision of online advertising services. This includes, but is not limited to, the serving, tracking and reporting of advertising campaigns separately contracted between Customer and Customer's Client(s) ("Client") who may be web publishers, agencies, brokers, or other entities.

2)  USE  POLICY

2A) SCOPE OF SERVICES: Fastclick online advertising services are web-based management applications. All serving, tracking, and reporting activities associated with one transaction are hereby called an Event ("Event"). Each Event may include, but is not limited to: image serving, targeting, frequency capping, redirection, click tracking, and ROI tracking. Services can be customized for Customer to a limit determined solely by Fastclick on a case-by-case basis. Active participation in the development of Fastclick online advertising services and the user interface to enhance the ability to provide cost-effective solutions is encouraged for all Customers and their Clients.

2B) PRICING AND PAYMENT: A minimum fee of $500 per month will be billed regardless of account activity for all open accounts. Above the $500 minimum, pricing of Fastclick online advertising services covered by this contract is based on throughput only (the number of actual Events per month). In addition to all of the possible components of an Event, pricing includes all interface setup and account administration. All Events falling under the same contract are billed at the same rate, regardless of relative complexity. Service fees are waived for Customer campaigns run on the Fastclick Network. Rates are based on the number of Events actually provided in any given calendar month. Payment terms are negotiated separately from this contract and are typically NET 30, invoiced by calendar month. Fastclick reserves the right to set and negotiate specific payment terms on a Customer-by-Customer basis. Under no circumstances will payment for Event services be delayed by the receipt of payment by Customer from Client(s). Fastclick reserves the right to adjust rates based on market pressures and will provide Customer 30-day written notice of such changes. Effective rates and other specific points for this contract are provided in the Fee Table.

2C) ACCOUNT ACTIVATION AND TERMINATION: This contract includes the right to 72-hour cancellation by either party, with or without cause. In the event of cancellation, actuals will be billed, including the $500 minimum if applicable. Termination notice may be provided via email or any other public means and will be effective 72-hours from the date and time the notice is sent. Upon receipt of such termination notice, Customer agrees to immediately remove, or have Clients immediately remove, from webpages and other files, all Fastclick software code for serving and tracking. Fastclick reserves the right to refuse service to any new or existing Customer, in its sole discretion, with or without cause. Fastclick reserves the right, in its sole discretion and without liability, to reject, omit or exclude any Creative; Client or Website for any reason at any time, regardless of whether such Creative, Client, or Website was previously accepted.


5385 Hoilister Avenue #201     Santa  Barbara,  CA     93111
Phone: (805) 964-2266          Fax:  (425)  969-8552     www.fastc1ick.com

Online Advertising Services Contract #906-01                           fastclick


FEE  TABLE

                                                                       MAX
MILLIONS OF EVENTS PER CALENDAR MONTH(1)    FEE(2)    LEAD TIME(3)  CLIENTS(4)
----------------------------------------  ----------  ------------  ----------
 0 to 2                                   $      500       < 1 day   Unlimited
----------------------------------------  ----------  ------------  ----------
 2 to 50                                  $ 0.15 CPM       < 1 day   Unlimited
----------------------------------------  ----------  ------------  ----------
50 to 250                                 $ 0.12 CPM     < 3 weeks   Unlimited
----------------------------------------  ----------  ------------  ----------
250 to 500                                $ 0.10 CPM     < 3 weeks   Unlimited
----------------------------------------  ----------  ------------  ----------
Over 500                                  $ 0.09 CPM     < 6 weeks   Unlimited
----------------------------------------  ----------  ------------  ----------

(1) An Event constitutes all serving, tracking, and reporting activities associated with one transaction between advertiser and publisher. For example, the image serving, click tracking, ROI tracking and online reporting for a single banner impression are all part of the same Event.

(2) A minimum fee of $500 per month will be billed regardless of account activity for all open accounts. For the purposes of this contract, CPM is defined as the Cost per 1000 Events.

(3) Lead times are estimates only and will only be relevant when significant throughput changes occur. Complex Events may require additional lead time.

(4) Max clients is the total number of advertisers and publishers for the account.

2D) REPRESENTATION: Customer represents and warrants that: (1) it is the owner or is licensed to use the entire contents and subject matter contained in the Creative and all Websites associated with an Event; (2) the Creative and all Websites associated with an Event are free of any 'worm", "virus" or other device that could impair or injure any person or entity; (3) the Creative and all Websites associated with an Event do not violate any law or regulation governing false or deceptive advertising, sweepstakes, gambling, comparative advertising, or trade disparagement; (4) the Creative and all Websites associated with an Event do not contain any misrepresentation, or content that is defamatory or violates any rights of privacy or publicity; (5) Customer and Customer's Clients are generally familiar with the nature of the Internet and will comply with all laws and regulations that may apply to the Creative and all Websites associated with an Event; and (6) the Creative and all Websites associated with an Event do not and will not infringe any copyright, trademark, patent or other proprietary right. Customer grants Fastclick the right and license to use, reproduce, transmit, and distribute the Creative and associated software codes to all websites or other files associated with the Event.


2E) CLIENT ACCESS: Administration of Client access is Customer's responsibility, and is subject to prior approval of Fastclick. Fastclick reserves the right, in its sole discretion and without liability to refuse access to any new or existing Client.


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Online Advertising Services Contract #906-01                           fastclick


2F) CREATIVE, LINKS AND CODE: Customer is solely responsible for the upload, download and distribution of pieces of software code associated with the effective performance of an Event. All ineffective Events that result from the failure of Customer, or Customer's Clients, to effectively implement or distribute code provided by Fastclick will be billed as actuals. All ineffective Events that result from unauthorized code modifications will be billed as actuals. All Fastclick code is proprietary to Fastclick, and may not be -shared with unauthorized Customers or Clients.

2G) CONFIDENTIALITY AND NON-DISCLOSURE: Fastclick, Customer, and Customer's Client(s) mutually agree to hold confidential and proprietary all account information and trade secrets ("confidential information") in trust and confidence and agree that it shall be used only for the contemplated purposes, shall not be used for any other purpose, or disclosed to any third party. Confidential information includes, but is not limited to: the value of customer's business with Fastclick, rates and fees, traffic volumes, the identity of Client(s), business models, business practices, revenue sources, software code, software designs, hardware designs, and network architecture designs. Fastclick reserves the right to identify its relationship with Customer per paragraph 4b herein.

2H) TRAFFIC LIMITATIONS: Terms of this agreement are subject to Fastclick hardware, software, and bandwidth traffic limitations. Failure to deliver because of technical difficulties does not represent a failure to meet the obligations of this contract. In the event that Fastclick causes Events to be ineffective, liabilities are limited to Fastclick fees that would otherwise have been incurred. Ineffective Events that are a result of Fastclick "down-time", due to technical problems, or other problems, will not be counted as part of the actuals. It is Fastclick' s sole discretion to determine if Fastclick is the cause of ineffective Events.

2I) DATA REPORTING AND DISCREPANCIES: Fastclick Event counts are final with respect to the terms of this contract between Customer and Fastclick. Fastclick Event counts, and other associated data, may be used by Customer, at the sole discretion of Customer, as final numbers for the campaign transaction between Customer and Client(s). Under no circumstances will Fastclick be required to produce data sources not presented or downloadable from Customer's online interface. Under no circumstance does Fastclick certify or warrant that the numbers used by Customer represent the "actual" or "audited" transactions between Customer and Client(s).

3)     LIABILITY  POLICY

3A) INDEMNIFICATION: Customer hereby indemnities and holds harmless Fastclick (including their successors, directors, officers, employees, agents, assigns) from and against all claims, loss, liability, damage and expense of any nature (including attorneys' reasonable fees) in connection with the online advertising services provided, for any actual or alleged breach of any term of this Agreement.

3B) DAMAGES: In no event shall either party be liable for special, indirect, incidental, or consequential damages,- including, but not limited to, loss of data, loss of use, or loss of profits arising there under or from the provision of services.

3C) WARRANTY DISCLAIMER: Fastclick does not make and hereby expressly disclaim all warranties, express or implied, with respect to any matter whatsoever, including, without limitation, the performance of any software programs incidental to services rendered by Fastclick, services provided there under, or any output or results thereof. Fastclick specifically disclaims any implied warranty of merchantability or fitness for a particular purpose.


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
Online Advertising Services Contract #906-01                           fastclick


3D) LIMITATION OF LIABILITY: Fastclick will not be subject to any liability whatsoever for (a) any failure to provide reference or access to all or any part of the Event due to systems failures or other technological failures of Fastclick or of the Internet; (b) delays in delivery and/or non-delivery of a campaign, including, without limitation, difficulties with a Publisher or Website, difficulties with a third-party server, or electronic malfunction; and
(c) errors in content or omissions in any Creative provided by Customer. The total liability of Fastclick arising out of this contract or the services provided there under, whether based in contract, tort or otherwise, shall not exceed (1) the amount paid to Fastclick for services provided on Customer's behalf or (2) $10,000, whichever is less,


4)  GENERAL

4A) APPLICABILITY: In This Agreement, including all attachments which are incorporated herein by reference, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior and contemporaneous understandings or agreements, written or oral, regarding such subject matter. Applicable sections shall survive expiration or early termination of this Agreement. Nothing in this Agreement shall be deemed to create a partnership or joint venture between the parties and neither Fastclick nor Customer shall hold itself out as the agent of the other, except for that specified in this Agreement. Neither party shall be liable to the other for delays or failures in performance resulting from causes beyond the reasonable control of that party, including, but not limited to, acts of God, labor disputes or disturbances, material shortages or rationing, riots, acts of war, governmental regulations, communication or utility failures, or casualties. Any notice required or permitted to be given by either party under this Agreement shall be in writing and shall be sent by a reputable overnight mail service (e.g., Federal Express), or by first class mail (certified or registered). Failure by either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision. Any waiver, amendment or other modification of any provision of this Agreement shall be effective only if in writing and signed by the parties. If for any reason a court of competent jurisdiction finds any provision or this Agreement to be unenforceable, that provision of the Agreement shall be enforced to the maximum extent permissible so as to affect the intent of the parties, and the remainder of, this Agreement shall continue in full force and effect. Headings used in this Agreement are for ease of reference only and shall not be used to interpret any aspect of this Agreement.

4B) PUBLIC RELEASE: Customer shall not release any information regarding Customer's or Client(s)'s relationship with Fastclick, including, without limitation, in press releases or promotional or merchandising materials, without the prior written consent of Fastclick. Fastclick shall have the right to publicly identify Customer as such for marketing and promotional purposes, given the specific limitations of paragraph 2g herein (Confidentiality and Non-Disclosure). No press releases or general public announcements shall be made without the mutual consent of Fastclick and Customer.

4C) AUDIT: Fastclick shall have the sole responsibility for calculation of all Event statistics, including impressions and click through numbers. In the event Customer or Client disagrees with any such calculation, a written request should be sent immediately to Fastclick. Fastclick will provide Customer with a reviewed audit of the statistics, which shall be final and binding on both parties.

4D) ASSIGNMENT: Customer may not assign this Agreement, in whole or in part, without written consent from Fastclick. Any attempt to assign this Agreement without such consent will be null and void.



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
Online Advertising Services Contract #906-01                           fastclick


4E) GOVERNING LAW: This Agreement will be governed by and construed in accordance with the laws of the State of California.

4F) ABILITY TO ENTER INTO AGREEMENT: By executing this Agreement, Customer warrants that Customer (or Authorized Representative of Customer) is at least 18 years of age, and that there is no legal reason that Customer cannot enter into a binding contract.


Accepted  by  Fastclick:          Accepted  by  Customer:

Fastclick.  Inc.                  Fastclick.  Inc.
-------------------------         -------------------------
(Company)                         (Company)


 /S/ Dave  Gross                  /S/  Dean  Roshano
-------------------------         -------------------------
(Signature)                       (Signature)


Dave  Gross                        Dean  Roshano
-------------------------         -------------------------
(Printed  Name)                   (Printed  Name)


CEO                               President  and  CEO
-------------------------         -------------------------
(Title)                           (Title)


24  January,  2001                2/13/2001
-------------------------         -------------------------
(Date)                            (Date)

FASTCLICK                                                    CREDIT  APPLICATION


  Complete this application, print, sign and return by fax to: (425) 969-8552

The undersigned company is applying for credit with Fastclick.com, Inc. and agrees to abide by the standard terms and conditions of Fastclick.com, Inc. as printed at the end of this application.

BILLING  INFORMATION

Company  name  Nettaxi  Online  Communities
-------------------------------------------------------------------------------
DBA  (if  different)
-------------------------------------------------------------------------------
Contact  person  Dave  Schlenz
-------------------------------------------------------------------------------
Address  1696  Dell  Avenue  Campbell  CA  95008
-------------------------------------------------------------------------------
Phone  408-374-1168                        Fax
-----------------------------------------  ------------------------------------
Federal tax ID or Social Security number 77-0469138
-------------------------------------------------------------------------------
Date  business  established  1997          No.  of  employees  20
-----------------------------------------  ------------------------------------
Type  of  business
-------------------------------------------------------------------------------

Are  you  a:
[X] CORPORATION                  State  of  incorporation      DE
                                 ----------------------------------------------
Names,  titles,  and  addresses  of  your  three  chief  corporate  officers

Robert  Rositano,  Jr
-------------------------------------------------------------------------------
Dean  Rositano
-------------------------------------------------------------------------------
Name and address of your resident agent

-------------------------------------------------------------------------------
[ ] PARTNERSHIP
Names  and  addresses  of  the  partners

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

[ ] SOLE  PROPRIETORSHIP

Have  you  ever  had  credit  with  us  before?   [ ]   Yes    [ ]  No
If  yes,  under  what  name?
-------------------------------------------------------------------------------

Authorized  purchasers
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Purchase  order  required?    [X] Yes    [ ]  No
-------------------------------------------------------------------------------
BANK  REFERENCE
Account  #
-------------------------------------------------------------------------------
Phone
-------------------------------------------------------------------------------
Contact  person
-------------------------------------------------------------------------------
Name  of  bank
-------------------------------------------------------------------------------
Address
-------------------------------------------------------------------------------


5385  Hollister  Avenue  #201     Santa  Barbara,  CA     93111
Phone:  (805)  964-2266     Fax:  (425)  969-8552     -     www.fastclick.com

FASTCLICK                                                   CREDIT  APPLICATION

TRADE  REFERENCES

Reference  #1     Name  Alchemy  Communication
                  -------------------------------------------------------------
                  Address  9610  DeSoto  Avenue  Chatsworth,  CA  91311
                  -------------------------------------------------------------
                  Phone  818-718-0366
                  -------------------------------------------------------------


Reference  #2     Name  South  Bay  VII
                  -------------------------------------------------------------
                  Address  1690  Dell  Avenue  Campbell  CA  95008
                  -------------------------------------------------------------
                  Phone  408-379-0400
                  -------------------------------------------------------------


Reference  #3     Name  Stream  Magic  Inc
                  -------------------------------------------------------------
                  Address 1200 W 7th Street Ste L1-100 Los Angeles CA 90017
                  -------------------------------------------------------------
                  Phone213-596-3000
                  -------------------------------------------------------------

I represent that the above information is true and is given to induce FASTCLICK.COM, INC. to extend credit to the applicant. My company and I authorize FASTCLICK.COM, INC. to make such credit investigation as FASTCLICK.COM, INC. sees fit, including contacting the above trade references and banks and obtaining credit reports. My company and I authorize all trade references, banks, and credit reporting agencies to disclose to FASTCLICK.COM, INC. any and all information concerning the financial and credit history of my company and myself,

Please print, sign and return this application by fax to: (425) 969-8552

Signatory must be a proprietor, a general partner or an officer of the company with authority to enter into contractual agreements. To the best of my/our knowledge all information provided is complete and accurate. I/WE AGREE TO BE
BOUND  BY  THE  TERMS  AND  CONDITIONS  SET  FORTH  BELOW.

Authorized  signature:  /s/  Dean  Rositano
-------------------------------------------------------------------------------
Printed  name:  Dean  Rositano
-------------------------------------------------------------------------------
Title:  President  and  CEO     Date:  2/13/01
-------------------------------------------------------------------------------

TERMS  AND  CONDITIONS

1. Payment terms are NET 30 from campaign end date or end-of-month for extended campaigns. Fastclick will invoice amounts due. In addition to payment by check, NET 30 payments can be made online, by credit card.

2. A service charge of 2% per month, or the maximum allowable by law, will be added to all amounts billed if not paid by the due -date indicated on the Invoice.

3. No additional credit will be extended to past due accounts unless satisfactory arrangements are made with our credit department.

4. In the event that payment is not timely made, you agree to pay all reasonable attorney's fees and court or other collection costs as permitted by law as actually incurred by Fastclick.com. Fastclick.com reserves the right to assess a fee for returned checks to cover administrative costs and bank charges.

5. Personal guarantee: if the credit customer is a corporation, then those signing this application, whether signing as an officer or not, personally guarantee payment for all items purchased on credit by the corporation.


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